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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934





        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 26, 2001



                           SILICON VALLEY GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                                  0-11348                                94-2264681
(STATE OR OTHER JURISDICTION OF              (COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                                                        IDENTIFICATION NUMBER)




                                 101 METRO DRIVE
                                    SUITE 400
                               SAN JOSE, CA 95110
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (408) 467-5910
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS

     On March 26, 2001, Silicon Valley Group, Inc. announced that, due to the decline in global semiconductor demand, Silicon Valley Group believes that revenue for the fiscal quarter ended March 31, 2001 will be at the lower end of the guidance issued as part of its December quarter end earnings release dated January 24, 2001. Silicon Valley Group's announcement also stated that it believes the current weakness in demand will cause, for the quarter ended March 31, 2001, both the new orders received to be 10%-20% below those of the previous fiscal quarter and cancellations and push outs of scheduled orders to be significant. Silicon Valley Group believes these factors will result in a 30% to 40% decline in the Company's ending backlog for the fiscal quarter ended March 31, 2001.

     Silicon Valley Group's press release discussing these matters is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          EXHIBIT
          NUMBER                              DESCRIPTION
          -------                             -----------
           99.1        Silicon Valley Group, Inc. Press Release issued March 26, 2001

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SILICON VALLEY GROUP, INC.
                                       (Registrant)



Date:  April 2, 2001                   By: /s/ Russell G. Weinstock
                                           -------------------------------------
                                           Russell G. Weinstock
                                           Vice President and
                                           Chief Financial Officer

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                                  EXHIBIT INDEX

          EXHIBIT
          NUMBER                              DESCRIPTION
          -------                             -----------
           99.1        Silicon Valley Group, Inc. Press Release issued March 26, 2001

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